A2Z SMART TECHNOLOGIES CORP

A BRITISH COLUMBIA BUSINESS CORPORATIONS ACT COMPANY

NUMBER	SHARES
SP.1	**1*****************

THIS CERTIFIES THAT

*** SPECIMEN ***

is the registered owner of

CUSIP 00249W100
ISIN CA00249W1005

*** ONE ***

FULLY-PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF

A2Z SMART TECHNOLOGIES CORP

in the Authorized share structure of the above named Company subject to the Articles of the Company transferable on the Central Securities Register of the Company by the registered holder in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed.

This Certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Company.

IN WITNESS WHEREOF, the Company has caused this Certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers.

Bentsur Joseph
CEO

Gadi Levin
CFO

DATED APRIL 29, 2022
Countersigned and Registered
CAPITAL TRANSFER AGENCY ULC.
(Toronto, Ontario, Canada)
Transfer Agent and Registrar

By________________________
AUTHORIZED SIGNATURE

The Shares represented by this Certificate are transferable at the offices of Capital Transfer Agency, ULC., Toronto, Ontario, Canada

A2Z SMART TECHNOLOGIES CORP

For Value Received, I/We_____________________hereby sells, assigns and transfers unto

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____Attorney
to transfer the said stock on the books of the within named Company, with full power of substitution in the premises.

Dated: ______________________

Signature: ____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A SCHEDULE 1 CANADIAN CHARTERED BANK OR AN ELIGIBLE GUARANTOR INSTITUTION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.

Guaranteed by:

____

RESTRICTIONS